THE CRESCENT FUND
                                  Annual Report

                               For the Year Ended



                                 March 31, 1996

                                THE CRESCENT FUND

April 24, 1996

Dear Shareholder:

Hunting season is open and bears beware, lest some fashion-forward bull be seen wearing your coat. The U.S. stock market has continued its spectacular climb to unprecedented heights. The Russell 2500 advanced 5.9% during 1996's first quarter. This accomplishment pales in comparison to the Dow Jones Industrial Average which jumped 9.8%.

The stock market returns stand in stark contrast to the Lehman Brothers Government/Corporate Bond Index, which declined 2.3% for the same period. The Crescent Fund's performance follows:

             Time Period        Crescent         Balanced           Russell          Lehman              S&P
                                  Fund           Benchmark           2500           Brothers             500
                                             60% Russell 2500                        Gov't/
                                            40% LB Gov't/Corp.                      Corporate
------------------------------------------------------------------------------------------------------------------------------------

     Quarter ended 3/31/96         5.3%             2.6%              5.9%            -2.3%              5.5%
     1995                         26.0%            26.7%             31.7%            19.2%             37.5%
     1994                          4.3%            -2.0%             -1.1%            -3.5%              1.3%
     Annualized since             15.9%            12.0%             15.9%             6.1%             16.6%
     inception*

     *Inception is 6/2/93. The annualized performance of the Russell 2500, Lehman Brothers Government/Corporate, and S&P 500 Indices begin 5/30/93.

The stock and bond markets, which generally move in the same direction, have uncoupled in 1996. For the stock market to continue its upward trajectory, it would appear that interest rates need to decline. Otherwise, it seems likely that the stock market will decline. The stock market and bond market cannot continue on their divergent paths.

Inflation has been perking up lately. The CRB, a widely used commodity index, has increased 3.4% this year, and 7.9% in the past twelve months. In addition, recent economic news points to a relatively strong economy. This could lead the inflation-fearful Fed towards a more restrictive fiscal policy, thereby increasing interest rates. With interest rates as one of the primary underpinnings of the stock market, observers watch the Fed's action closely.

One factor that has yet to impact interest rates is the increase in foreign holdings of U.S. debt. Foreign investors continue to finance our American lifestyle, owning $555 billion of U.S. Treasury securities, up 28% ($121 billion)

                                THE CRESCENT FUND

 from a year ago. The foreign ownership of our debt now stands at around 14% of total U.S. Treasury debt. How long until our foreign financiers recognize that U.S., Inc. has a deteriorating balance sheet? If we wish to continue to have them borrow money, we might eventually have to pay them a higher rate of interest.

The stock market currently trades at the upper limits of historical valuations. For every historical measure violated, some pundit finds justification as to why it is different this time. Price/earnings ratios are high, but that's because interest rates are so low. Dividend yields are low, but that is explained by lower than normal payout ratios and unusually high corporate share repurchases. Price/book ratios are high, but the high replacement cost of assets justifies this. Although sound reasons, we remain cautious.

Two stocks and one bond that we own will serve as excellent examples of our investment process for this quarter's letter.

We have been searching for retailers to own given the depressed retail environment and the underperformance of their share prices. We recently purchased Good Guys, a consumer electronics retailer located in the western United States. With a $10.50 book value and $1.75 in cash per share and no debt, Good Guys offered an excellent value at our $8 cost. We believe that, at 76% of book, Good Guys offers an excellent risk/reward ratio as we patiently await an improving retail climate. They have survived a difficult competitive onslaught from the aggressive expansion of Circuit City and Best Buy into their California backyard. Recently, Best Buy has begun to raise prices in some areas and certain other competitors have been closing stores or going out of business. Good Guys has approximately $900 million in sales and a market capitalization of $109 million. They have no debt and excess cash on the balance sheet. Any improvement in margin will provide significant upside. Meanwhile, they continue to earn money, albeit at lower than historic levels. We believe that, at our cost, the price/earnings ratio on 1996 earnings estimates is 10-11x, well below the market's 17x.

We have owned Pinkerton's, a well-recognized brand name in the security services industry, since late 1995. One of three large national companies, Pinkerton's has new management with a mandate to make money rather than increase revenues, as had been the case in prior years. The company has been out of favor for years, with its stock price at 1990 levels. The new management has been exiting unprofitable contracts, thereby increasing margins and earnings. With reported earnings per share of $1.26 in 1995 and $0.83 per share of non-cash charges, Pinkerton's has in excess of $2 in free cash flow per share. We purchased our position at 9x 1995 free cash flow, and today, although it has appreciated slightly, it still trades at only 10x.

The fixed income arena has provided us with certain opportunities as well. We now own Alexander Haagen Properties 7.5% Convertible Bonds. Alexander Haggen, a southern California-based Real Estate Investment Trust (REIT), survived the worst of the California depression. They own 40 properties, primarily shopping centers and two regional malls. California real estate is finally beginning to show signs of strength after five years of weakness. These bonds have a yield to their five year maturity of more than 11%. We believe that this 5% premium to U.S. Treasury Notes and a 65% loan to value justifies our position.

We intensively research our investments. As part of this process, I am frequently on the road visiting companies. I visited a local bank's corporate offices two months ago. While sitting with the senior management, an armed

                                THE CRESCENT FUND

  robbery occurred. I was thankful that I was upstairs in the executive offices and not on the main floor. Fortunately, no one was injured and police caught the perpetrator. We will not permit the threat of violence to interfere with our research. But since we realize that our shareholders need a healthy fund manager, we will consider taking a Pinkerton's guard on our riskier company visits.

     Listed below are the Crescent Fund's ten largest holdings as of March 31, 1996. These investments account for 32.2% of the total portfolio value:

                  Common Stock
                  Dundee Bancorp, Inc., Class A
                  Littelfuse, Inc.
                  Mac Frugals Bargains Close-Outs, Inc.
                  Phoenix Duff & Phelps Corp.
                  Pinkerton's, Inc.
                  Price Enterprises, Inc.
                  Santa Barbara Bancorp
                  Semi-Tech Global, Ltd.
                  U.S. Facilities Corp.

                  Corporate Bonds
                  Rockefeller Center Properties, Inc., 0%, due 12/31/2000

The Crescent Fund had the following asset composition at March 31, 1996.

                  Common Stocks (net of short sales) 59.5%
                  Preferred Stocks                            4.8%
                  Corporate Bonds                             24.1%
                  Cash and Other Assets                       11.6%

Thank you for your continued investment in the Crescent Fund.

Respectfully,
/S/
Steven Romick
Senior Vice President
First Pacific Advisors, Inc.

                                THE CRESCENT FUND
COMPARISON OF $10,000 INVESTMENT IN THE CRESCENT FUND, THE S&P 500 INDEX AND THE BALANCED BENCHMARK*

Annual Average Total Return
Periods Ended March 31, 1996
1 Year        Inception(10/9/92)
24.71%           15.86%

Date        Crescent Fund    S&P 500 Index     Balanced Benchmark

6/2/93         10,000         10,000              10,000
9/30/93        10,590         10,291              10,718
3/31/94        11,127         10,127              10,543
9/30/94        11,394         10,666              10,728
3/31/95        12,168         11,705              11,292
9/30/95        14,097         13,846              12,985
3/31/96        15,175         15,470              13,786


*Balanced  Benchmark  (60%  Russell 2500 / 40% L/B G/C)
Past  Performance  is not
predictive of future performace.

                                THE CRESCENT FUND


PORTFOLIO OF INVESTMENTS at March 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 64.5%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Banks: 4.6%
       5,800         Chase Manhattan Corp....................................................         $    426,300
      24,900         Santa Barbara Bancorp...................................................              594,487
                                                                                                           -------
                                                                                                         1,020,787
                                                                                                         ---------
                     Consumer Goods: 2.6%
       1,500         Alberto Culver Co., Class A.............................................               53,438
      10,300         Reebok International, Ltd...............................................              284,538
       8,000         RJR Nabisco Holdings, Inc...............................................              242,000
                                                                                                           -------
                                                                                                           579,976
                                                                                                           -------
                     Financial Services: 13.4%
       9,350         American Express Co.....................................................              461,656
      66,400         Dundee Bancorp, Inc., Class A*..........................................              828,426
       5,150         Federal Home Loan Mortgage Corp.........................................              439,037
      13,000         John Nuveen Co., Class A................................................              316,875
       8,000         Lehman Brothers Holdings, Inc...........................................              214,000
     110,300         Phoenix Duff & Phelps Corp..............................................              689,375
                                                                                                           -------
                                                                                                         2,949,369
                                                                                                         ---------
                     Healthcare: 2.3%
      10,000         Global Health Sciences Fund*............................................              180,000
      15,500         Summit Care Corp.*......................................................              329,375
                                                                                                           -------
                                                                                                           509,375
                                                                                                           -------
                     Insurance: 3.9%
       5,500         Foremost Corp. of America...............................................              302,500
      30,000         U.S. Facilities Corp....................................................              562,500
                                                                                                           -------
                                                                                                           865,000
                                                                                                           -------
                     Manufacturing: 8.1%
      18,200         Coachmen Industries, Inc................................................              477,750
      42,000         Image Industries, Inc.*.................................................              483,000
      15,000         Littelfuse, Inc.*    ...................................................              566,250
      10,000         Reliance Steel & Aluminum Co............................................              228,750
                                                                                                           -------
                                                                                                         1,755,750
                                                                                                         ---------
                     Media and Telecommunications: 2.4%
      12,000         Central Newspapers, Inc., Class A.......................................              427,500
      10,000         Playboy Enterprises, Inc.*..............................................              101,250
           -                                                                                               -------
                                                                                                           528,750
                                                                                                           -------

                                THE CRESCENT FUND


PORTFOLIO OF INVESTMENTS at March 31, 1996, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Real Estate: 5.7%
      41,100         Crown American Realty Trust.............................................         $    313,388
       5,000         Felcor Suite Hotels, Inc................................................              155,000
      50,000         Price Enterprises, Inc..................................................              787,500
                                                                                                           -------
                                                                                                         1,255,888
                                                                                                         ---------
                     Restaurants: 1.1%
      10,000         IHOP Corp.*.............................................................              251,250
                                                                                                           -------

                     Retail: 6.2%
      60,000         Good Guys, Inc.*........................................................              525,000
      40,100         Mac Frugals Bargains Close-Outs Inc.*...................................              561,400
      23,000         Rhodes, Inc.*...........................................................              218,500
      20,000         Sportmart, Inc., Class A*...............................................               68,750
                                                                                                            ------
                                                                                                         1,373,650
                                                                                                         ---------
                     Savings and Loans: 2.9%
      31,600         HF Bancorp, Inc.*.......................................................              316,000
      11,000         Long Island Bancorp, Inc................................................              309,375
                                                                                                           -------
                                                                                                           625,375
                                                                                                           -------
                     Services: 4.3%
      25,000         Children's Discovery Centers of America, Inc.*..........................              125,000
      37,500         Pinkerton's, Inc.*......................................................              815,625
                                                                                                           -------
                                                                                                           940,625
                                                                                                           -------
                     Technology: 3.5%
       9,000         Arrow Electronics, Inc.*................................................              423,000
      15,000         Wang Laboratories, Inc.*................................................              356,250
                                                                                                           -------
                                                                                                           779,250
                                                                                                           -------
                     Miscellaneous: 3.5%
     102,250         Semi-Tech Global, Ltd.*.................................................              770,119
                                                                                                           -------

                     Total Common Stocks (cost $11,862,949)..................................           14,205,164
                                                                                                        ----------

                     PREFERRED STOCKS: 4.8%
------------------------------------------------------------------------------------------------------------------------------------
                     Consumer Goods: 0.7%
       6,450         RJR Nabisco Holdings Corp., 10%, 12/31/2044 Series T....................              155,606

                                THE CRESCENT FUND


PORTFOLIO OF INVESTMENTS at March 31, 1996, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Financial Services: 1.1%
       9,730         Phoenix Duff & Phelps, $1.50, 11/1/2015, Series A.......................         $    233,520
                                                                                                      ------------

                     Manufacturing: 1.8%
      16,050         Schuller Corp., $2.70, Series B.........................................              405,262
                                                                                                           -------

                     Medical Related: 0.9%
       6,315         Foxmeyer Health, $4.20, 11/30/2003, Series A............................              205,222
                                                                                                           -------

                     Retail: 0.3%
       5,800         Signet Group PLC, $1.06 Convertible.....................................               59,450
                                                                                                            ------

                     Total Preferred Stocks (cost $1,060,858)................................            1,059,060
                                                                                                         ---------

Principal Amount     CORPORATE BONDS: 24.1%
------------------------------------------------------------------------------------------------------------------------------------
                     Consumer Goods: 0.6%
    $150,000         Playtex Family Products Corp., 9%, due 12/15/2003.......................              135,375
                                                                                                           -------

                     Energy: 1.8%
     400,000         Mesa Capital Corp., 12.75%, due 6/30/1998...............................              394,000
                                                                                                           -------

                     Leisure: 0.4%
      85,000         MGM Grand Hotel Finance Corp., 12%, due 5/1/2002........................               93,925
                                                                                                            ------

                     Financial Services: 1.4%
     300,000         GPA Delaware, Inc., Debs, 8.75%, due 12/15/1998.........................              304,500
                                                                                                           -------

                     Manufacturing: 2.5%
     410,000         Fomento Economico Mex, 9.5%, due 7/22/1997..............................              413,331
     140,000         Triangle Pacific Corp., 10.5%, due 8/1/2003.............................              147,700
                                                                                                           -------
                                                                                                           561,031
                                                                                                           -------
                     Media and Telecommunications: 3.8%
     135,000         Adelphia Communications Corp., 12.5%, due 5/15/2002.....................              140,063
     327,000         Busse Broadcasting Corp., 11.625%, due 10/15/2000.......................              323,730

                                THE CRESCENT FUND


PORTFOLIO OF INVESTMENTS at March 31, 1996, Continued
------------------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                      Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Media and Telecommunications, Continued
   $ 210,000         Grupo Televisa, 10%, due 11/9/1997......................................         $    211,050
     225,000         Marvel Parent Holdings, Inc., 0%, due 4/15/1998.........................              169,875
                                                                                                           -------
                                                                                                           844,718
                                                                                                           -------
                     Miscellaneous: 1.4%
     510,000         International Semi-Tech Microelectric, Inc., 11.5%, due 8/15/2003.......              306,000
                                                                                                           -------

                     Real Estate: 8.3%
     500,000         Alexander Haagen Properties, Inc., 7.5%, due 1/15/2001..................              432,500
   1,500,000         Rockefeller Center Properties, Inc., 0%, due 12/31/2000.................              915,000
     125,000         Trump Plaza Funding, Inc., 10.875%, due 6/15/1998.......................              140,625
     300,000         Value Property Trust, 11.125%, due 9/29/2002............................              301,500
                                                                                                           -------
                                                                                                         1,789,625
                                                                                                         ---------
                     Retail: 0.3%
      80,000         Fabri-Centers of America, Inc., 6.25%, due 3/1/2002.....................               67,800
                                                                                                            ------

                     Services: 2.6%
     347,051         EMCOR Group, Inc., 7%, due 12/15/1997...................................              350,522
     250,000         EMCOR Group, Inc., Series C, 11%, due 12/15/2001........................              226,250
                                                                                                           -------
                                                                                                           576,772
                                                                                                           -------
                     Technology: 1.0%
     214,379         Anacomp, Inc., 12.25%, due 12/26/1997 (a)...............................              219,202
                                                                                                           -------

                     Total Corporate Bonds (cost $5,190,379).................................            5,292,948
                                                                                                         ---------

                     REPURCHASE AGREEMENT: 5.3%
------------------------------------------------------------------------------------------------------------------------------------
   1,173,000         Star Bank Repurchase Agreement, 5.10%, dated 3/29/1996, due
                     4/1/1996,  collateralized  by $1,250,000  GNMA,  7.0%,  due
                     5/20/2022 (value of collateral is $1,270,700)
                     (proceeds $1,173,492) (cost $1,173,000).................................            1,173,000

                                THE CRESCENT FUND


PORTFOLIO OF INVESTMENTS at March 31, 1996, Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Market Value
                     Total Investment in Securities (cost $19,287,186): 98.7%................          $21,730,172
                     Other Assets in excess of Liabilities: 1.3%.............................              294,556
------------------------------------------------------------------------------------------------------------------------------------
                     Total Net Assets: 100.0%................................................          $22,024,728
                                                                                                       ===========

*Indicates non-income producing security.

(a) Security is in default. Interest is not being accrued or received.

                     SECURITIES SOLD SHORT at March 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

      Shares         Common Stocks
------------------------------------------------------------------------------------------------------------------------------------
       2,500         Acclaim Entertainment, Inc..............................................         $     26,406
       1,500         Alberto Culver Co., Class B.............................................               57,750
       3,000         Bed Bath & Beyond, Inc..................................................              158,250
         833         Castle & Cooke, Inc.....................................................               13,645
       2,500         Dole Food Co............................................................               96,250
       6,400         Nabisco Holdings Corp., Class A.........................................              209,600
       3,000         Regal Cinemas, Inc......................................................              111,000
       5,500         Sensormatic Electronics Corp............................................              111,375
       3,500         Smithfield Foods, Inc...................................................              101,500
      20,000         Sportmart, Inc..........................................................              102,500
       4,000         Warnaco Group, Inc., Class A............................................               96,500
                                                                                                            ------
                     Total (proceeds $974,512)...............................................          $ 1,084,776

See accompanying notes to financial statements.

                                THE CRESCENT FUND


STATEMENT OF ASSETS AND LIABILITIES at March 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (identified cost $19,287,186) (Note 2-A) ..........          $21,730,172
      Cash...................................................................................               72,708
      Deposits with brokers for securities sold short........................................            1,675,523
      Receivables:
            Fund shares sold.................................................................               51,992
            Dividends and interest ..........................................................              114,049
            Investment securities sold.......................................................              201,624
      Organization costs (net of accumulated amortization of $8,011) (Note 2-F)..............                8,667
      Prepaid expenses.......................................................................                7,681
                                                                                                             -----
                  Total assets ..............................................................           23,862,416
                                                                                                        ----------

LIABILITIES
      Securities sold short, at value - proceeds $974,512....................................            1,084,776
      Payables:
            Investment securities purchased..................................................              718,921
            Investment advisor...............................................................               18,228
            Manager..........................................................................                4,557
      Accrued expenses ......................................................................               11,206
                                                                                                            ------
                  Total liabilities..........................................................            1,837,688
                                                                                                         ---------


NET ASSETS     ..............................................................................          $22,024,728
                                                                                                       ===========

      Net asset value, offering and redemption price per share
            ($22,024,728/1,738,874 shares outstanding;
            unlimited number of no par value shares authorized) .............................               $12.67
                                                                                                            ======

SOURCE OF NET ASSETS
      Paid-in capital .......................................................................          $18,624,860
      Undistributed net investment income....................................................              170,505
      Undistributed net realized gain on investments.........................................              896,641
      Net unrealized appreciation of investments.............................................            2,332,722
                                                                                                         ---------
            Net assets.......................................................................          $22,024,728
                                                                                                       ===========


See accompanying notes to financial statements.

                                THE CRESCENT FUND


STATEMENT OF OPERATIONS - For the Year Ended March 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Interest ........................................................................            $ 485,568
            Dividends........................................................................              458,578
                                                                                                           -------
                  Total investment income ...................................................              944,146
                                                                                                           -------
      Expenses
            Advisory fees (Note 3) ..........................................................              189,156
            Management fee (Note 3)..........................................................               51,509
            Custodian and accounting fees....................................................               19,557
            Transfer agent fees..............................................................                7,510
            Auditing fees....................................................................               11,460
            Legal fees.......................................................................                2,015
            Reports to shareholders..........................................................                3,198
            Trustees' fees...................................................................                3,609
            Insurance........................................................................                3,388
            Registration fees................................................................                3,021
            Amortization of organization costs...............................................                4,011
            Dividends on securities sold short...............................................                8,414
            Miscellaneous....................................................................                3,191
                                                                                                             -----
            Net expenses.....................................................................              310,039
                                                                                                           -------
                  Net investment income   ...................................................              634,107
                                                                                                           -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized gain on security transactions ............................................            2,192,917
      Net realized gain on call options written..............................................              121,154
      Net realized loss on short sale transactions...........................................              (71,151)
      Net increase in unrealized appreciation of investments ................................            1,246,238
                                                                                                         ---------
            Net realized and unrealized gain on investments .................................            3,489,158
                                                                                                         ---------
                  Net Increase in Net Assets Resulting from Operations ......................          $ 4,123,265
                                                                                                       ===========




See accompanying notes to financial statements.

                                THE CRESCENT FUND


STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended         Year Ended
                                                                                    March 31,          March 31,
                                                                                      1996               1995
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income..................................................              $ 634,107           $ 287,185
Net realized gain on security transactions ............................              2,192,917             281,570
Net realized gain on call options written..............................                121,154              32,149
Net realized (loss) gain on short sale transactions....................                (71,151)             15,394
Net increase in unrealized appreciation of investments.................              1,246,238             617,069
                                                                                     ---------             -------
      Net increase in net assets resulting from operations ............              4,123,265           1,233,367
                                                                                     ---------           ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ($0.37 and $0.18 per share, respectively)........               (559,924)           (227,520)
Net realized gain from security transactions ($0.88 and
      $0.53 per share, respectively)...................................             (1,361,813)           (602,478)
                                                                                    ----------            --------
      Total dividends and distributions ...............................             (1,921,737)           (829,998)
                                                                                    ----------            --------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding
      shares (a).......................................................              3,832,810           5,413,466
                                                                                     ---------           ---------
      Total increase in net assets ....................................              6,034,338           5,816,835
NET ASSETS
Beginning of year .....................................................             15,990,390          10,173,555
                                                                                    ----------          ----------
End of year (including undistributed net investment income
       of $170,505 and $92,311, respectively).........................             $22,024,728         $15,990,390
                                                                                   ===========         ===========

(a) A summary of capital shares transactions is as follows:
                                                                Year Ended                      Year Ended
                                                              March 31, 1996                  March 31, 1995
                                                          Shares           Value          Shares         Value
Shares sold ......................................        356,056       $4,376,535        640,197       $7,000,403
Shares issued in connection with payment of
      dividends...................................        153,426        1,821,467         76,721          815,341
Shares redeemed...................................       (193,936)      (2,365,192)      (221,594)      (2,402,278)
                                                         --------       ----------       --------       ----------
Net increase .....................................        315,546       $3,832,810        495,324       $5,413,466
                                                          =======       ==========        =======       ==========



See accompanying notes to financial statements.

                                THE CRESCENT FUND


FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended    Year Ended    June 2, 1993*
                                                                          March 31,     March 31,      through
                                                                            1996          1995      March 31, 1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.............................          $11.23         $10.96        $10.00
                                                                           ------         ------        ------
Income from investment operations:
      Net investment income .....................................             .40            .21           .13
      Net realized and unrealized gain on investments ...........            2.29            .77           .99
                                                                             ----            ---           ---
Total from investment operations.................................            2.69            .98          1.12
                                                                             ----            ---          ----
Less distributions:
      Dividends from net investment income.......................            (.37)          (.18)         (.10)
      Distributions from net capital gains ......................            (.88)          (.53)         (.06)
                                                                             ----           ----          ----
Total distributions..............................................           (1.25)          (.71)         (.16)
                                                                            -----           ----          ----
Net asset value, end of period ..................................          $12.67         $11.23        $10.96
                                                                           ======         ======        ======
Total return ....................................................           24.71%          9.35%        13.73%+
Ratios/supplemental data:
Net assets, end of period (millions).............................          $ 22.0         $ 16.0        $ 10.2
Ratio of expenses to average net assets:
      Before expense reimbursement ..............................            1.59%          1.65%         1.86%+
      After expense reimbursement................................            1.59%          1.65%         1.85%+
Ratio of net investment income to average net assets:
      Before expense reimbursement ..............................            3.35%          2.16%         1.60%+
      After expense reimbursement ...............................            3.35%          2.16%         1.61%+
Portfolio turnover rate .........................................           99.98%        101.41%        88.88%



*Commencement of operations.

+Annualized.

See accompanying notes to financial statements.

                                THE CRESCENT FUND


NOTES TO FINANCIAL STATEMENTS at March 31, 1996
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION
      The Crescent Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management company. The Fund's primary investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing in a combination of equity securities and fixed income obligations, but there are no assurances that this objective will be achieved. The value of the Fund's investment portfolio will fluctuate with market conditions and an investor's shares, when redeemed, may be worth more or less than their original cost.
The Fund began operations on June 2, 1993.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.
      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there has been no sale and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.
      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for the deferral of wash sale losses and amortization of organization costs.
      D. Short Sales. A short sale transaction occurs when the Fund sells a security it does not own, in anticipation that the market price of the security will decline. If the value of the security sold short increases between the time of the short sale and the time the Fund closed out the short position, the Fund realizes a loss. Any dividend declared on short positions existing on the record date shall be recorded on the ex-dividend date and included as an expense of the period.
      E. Call and Put Options. When the Fund writes a call or put option an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either

                                THE CRESCENT FUND

--------------------------------------------------------------------------------
      expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.
                  The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater
           (less) than the cost of the option purchased. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.
                  These option contracts may be listed for trading on a national securities exchange or traded over-the-counter ("OTC"). OTC options are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. The Fund, as writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the current market price.

     F. Organization Costs. Expenses originally incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

      G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the period ended February 29, 1996, Crescent Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. From March 1, 1996 to March 31, 1996, First Pacific Advisors (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.
      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.85% of total net assets.

                                THE CRESCENT FUND

--------------------------------------------------------------------------------
       Southampton Investment Management Company (the "Manager") acts as the Fund's Manager under an Investment Management Agreement. The Manager prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Manager receives an annual fee equal to the greater of 0.20% of the Fund's average daily net assets or $30,000.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator. Certain officers and Trustees of the Fund are also officers and/or directors of the Manager and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      For the year ended March 31, 1996, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $19,653,502 and $16,781,085, respectively. At March 31, 1996, the cost of securities for Federal tax purposes was $19,287,186. Unrealized appreciation and depreciation of securities was as follows:

                     Unrealized appreciation............................................       $3,182,958
                     Unrealized depreciation............................................         (850,236)
                                                                                                 --------
                           Net unrealized appreciation..................................       $2,332,722
                                                                                               ==========

      Written options transactions during the year ended March 31, 1996 are summarized as follows:

                                                                                           Call Options Written
                                                                                             Premiums Received
                     Options outstanding, beginning of period...........................       $ (149,238)
                     Options written....................................................         (170,428)
                     Options closed.....................................................              -0-
                     Options exercised..................................................              -0-
                     Options expired....................................................          319,666
                                                                                                  -------
                     Market value of written options at March 31, 1996..................            $ -0-

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF
      THE CRESCENT FUND and
THE BOARD OF TRUSTEES OF
      PROFESSIONALLY MANAGED PORTFOLIOS

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Crescent Fund (a series of Professionally Managed Portfolios) as of March 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from June 2, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996, by correspondence with the custodian and brokers. Where brokers did not reply to our confirmation request, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Crescent Fund as of March 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from June 2, 1993 (commencement of operations) to March 31, 1994, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
April 26, 1996

                                     Advisor
                             First Pacific Advisors
                             11400 Olympic Boulevard
                                   Suite 1200
                          Los Angeles, California 90064
                                 (310) 996-5417
                                       --
                                   Distributor
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018
                                        --
                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                                        --
                                 Transfer Agent
                             American Data Services
                              24 West Carver Street
                                    2nd Floor
                           Huntington, New York 11743
                                        --
                                    Auditors
                              Tait, Weller & Baker
                               2 Penn Center Plaza
                        Philadelphia, Pennsylvania 19102
                                        --
                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104

                 This report is intended for the shareholders of
                   The Crescent Fund and should not be used as
                     sales literature unless accompanied or
                        preceded by a current prospectus.